UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 5, 2020

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

$1.15 Billion Revolving Credit Facility

Royal Caribbean Cruises Ltd. (the “Company”) has exercised the accordion feature under that certain $1,150,000,000 Credit Agreement, as amended and restated as of October 12, 2017 and as amended on May 24, 2019 (together with all other amendments, if any, from time to time made thereto, the “Nordea Credit Agreement”), by and among the Company, Nordea Bank AB (publ), New York Branch as administrative agent and certain lenders party thereto and has received an additional $400,000,000 of Revolving Credit Commitments (as defined in the Nordea Credit Agreement) thereunder. The exercise of the accordion feature increases the aggregate Revolving Credit Commitments thereunder to $1,550,000,000 from the prior amount of $1,150,000,000. The forms of commitment increase agreement and added lender agreement executed by the applicable lenders providing the additional Revolving Credit Commitments have been filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

$1.725 Billion Revolving Credit Facility

The Company has exercised the accordion feature under that certain Credit Agreement, dated as of June 15, 2015, as amended and restated as of December 4, 2017 as further amended as of April 5, 2019 (together with all other amendments, if any, from time to time made thereto, the “BNS Credit Agreement”), by and among the Company, the Bank of Nova Scotia as administrative agent and various other financial institutions party thereto and has received an additional $200,000,000 of Revolving Credit Commitments (as defined in the BNS Credit Agreement). The exercise of the accordion feature increases the aggregate Revolving Credit Commitments thereunder to $1,925,000,000 from the prior amount of $1,725,000,000. The forms of commitment increase agreement executed by the applicable lenders providing the additional Revolving Credit Commitments have been filed with Exhibit 10.1 to the Company's Current Report on Form 8-K filed on April 10, 2019 and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Form of Commitment Increase Agreement

Exhibit 10.2	Form of Added Lender Agreement

Exhibit 10.3	Amendment to the Amended and Restated Credit Agreement, dated as of April 5, 2019, by and among the Company, The Bank of Nova Scotia, as administrative agent for the lender parties and the lender parties (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 10, 2019).

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	March 11, 2020	By:	/s/ Bradley H. Stein
		Name:	Bradley H. Stein
Senior Vice President, General Counsel & Secretary